Fees Summary	Apr. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 924,131,000
Previously Paid Amount	0
Total Fee Amount	141,484.46
Total Offset Amount	0
Net Fee	$ 141,484.46